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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 13, 2007, which appears in the 2007 Annual Report to Shareholders of Broadview Institute, Inc.


                                        /s/ Lurie Besikof Lapidus & Company, LLP
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                                        Lurie Besikof Lapidus & Company, LLP
                                        Minneapolis, Minnesota
                                        June 13, 2007